                                                               Exhibit 10(b)


                        AMENDMENT NO. 1 AND WAIVER TO
                             FINANCING AGREEMENT
                             -------------------

                  AMENDMENT NO. 1 AND WAIVER, dated as of October 27, 2003 (this "Amendment"), to the Financing Agreement, dated as of October 8, 2003
       ---------
(the "Financing Agreement"), by and among Solutia Inc., a Delaware
      -------------------
corporation (the "Parent") and Solutia Business Enterprises, Inc., a New
                  ------
York corporation ("Solutia Business" and together with the Parent, each a
                   ----------------
"Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent
 --------                         ---------
listed as a "Guarantor" on the signature pages thereto (each a "Guarantor"
                                                                ---------
and collectively, the "Guarantors" and together with the Borrowers, each a
                       ----------
"Loan Party" and collectively, the "Loan Parties"), the lenders from time to
 ----------                         ------------
time party thereto (each a "Lender" and collectively, the "Lenders"), Ableco
                            ------                         -------
Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, together with any successors and assigns, if any, the "Collateral Agent"), Wells Fargo Foothill, Inc., as administrative
          ----------------
agent for the Lenders (in such capacity, together with any successors and assigns, if any, the "Administrative Agent") and Congress Financial
                      --------------------
Corporation (Central), an Illinois corporation (in such capacity, together with any successors and assigns, if any, the "Documentation Agent", and
                                              -------------------
together with the Collateral Agent and Administrative Agent, each an "Agent"
                                                                      -----
and collectively, the "Agents").
                       ------

                                  Preamble
                                  --------

                  The Borrowers and the Guarantors have requested that the Collateral Agent and the Required Lenders (as defined in the Financing Agreement) agree, and the Collateral Agent and the Required Lenders have agreed, to certain amendments and waivers to the Financing Agreement. Accordingly, the parties hereto hereby agree as follows:

                  1. Definitions. All terms used herein which are defined in
                     -----------
the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

                  2. Amendments.
                     ----------

                           (a) Paragraph (ii)(B) of the definition of the
term "Fixed Charge Coverage Ratio" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                                    "(B) Consolidated Net Interest Expense
of such Person and its Subsidiaries paid in cash during such period, plus"
                                                                     ----

                           (b) Section 7.01(a)(xvii) of the Financing
Agreement is hereby amended in its entirety to read as follows:

                                    "(xvii) not later than Friday of every
calendar week, an updated 13 week cash flow projection, supplementing and superseding the most recent cash flow projections delivered hereunder, with a comparison of budget to actual and an explanation of any changes thereto, together with appropriate supporting details and a statement of underlying assumptions, such projections to be prepared on a reasonable basis and in good faith and to be based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent; and"

                           (c) The second proviso of Section 7.01(m)(ii) of
the Financing Agreement is hereby amended in its entirety to read as follows:

                                    "; provided, further, that the Loan
                                       --------  -------
Parties may consign Inventory to a third party (or enter into similar arrangements with respect to Inventory), whether or not such third party has entered into a Bailee Letter, with an aggregate Book Value of all such Inventory not at any time exceeding $1,000,000."

                           (d) Section 7.01(s)(iv) of the Financing
Agreement is hereby amended in its entirety to read as follows:

                                    "(iv) on or prior to November 26, 2003,
delivery of projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Year ending in 2006, which shall be in form and substance satisfactory to the Collateral Agent,"

                           (e) Section 7.01(s)(v) of the Financing Agreement
is hereby amended in its entirety to read as follows:

                                    "(v) on or prior to October 31, 2003,
delivery of pledge agreements under the laws of The Netherlands made by Monchem International, Inc. and/or Solutia Dutch Newco pledging 65% of the interest of Solutia Netherlands Holdings B.V. and such other documents as the Collateral Agent may request in its sole discretion, exercised reasonably, each in form and substance satisfactory to the Collateral Agent,"

                           (f) Section 7.02(e) of the Financing Agreement is
hereby amended by (i) deleting the word "and" at the end of clause (xiii) thereof, (ii) deleting the period at the end of clause (xiv) thereof and inserting ", and" in lieu thereof and (iii) inserting the following new clause (xv) at the end thereof:

                                    "(xv) loans, advances and other
extensions of credit (including, without limitation, the forgiveness or cancellation of existing Indebtedness), capital contributions or investments by any Foreign Subsidiary to or in any wholly-owned Foreign Subsidiary."

                           (g) Section 8.05 of the Financing Agreement is
hereby amended by deleting paragraph (c) in its entirety and substituting the following in lieu thereof:

                                    "(c) Loan Parties shall not remove any
Inventory from the locations set forth or permitted herein, without the prior written consent of the Administrative Agent and the Collateral Agent, except (i) for sales of Inventory in the ordinary course of its business,
(ii) to move Inventory directly from one location set forth or permitted herein to another such location, (iii) as otherwise expressly permitted in
Section 5(b) of the Security Agreement and (iv) for Inventory shipped from the manufacturer thereof to such Loan Party which is in transit to the locations set forth or permitted herein;"

                           (h) Exhibit H to the Financing Agreement is
hereby amended in its entirety to read as set forth on Annex A attached hereto.

                           (i) Schedule 6.01(bb) of the Financing Agreement
is hereby amended by adding the following language on such Schedule:
"Locations of Inventory outside of the continental United States to the extent expressly permitted by Section 8.05(c)(iii) of the Financing Agreement."

                           (j) Schedule 7.02(b) of the Financing Agreement
is hereby amended by adding the following Capitalized Lease on such
Schedule:

----------------------------------------------------------------------------------------------------------------------
                                                                                AMOUNT
"CAPITALIZED LEASE   LESSOR        LESSEE               EXPIRY      TERM        OUTSTANDING       LEASED PROPERTY
----------------------------------------------------------------------------------------------------------------------
                     Siemens       AMCIS AG             March 31,   48 months   $2.5 million      Certain
                     Leasing                            2006                                      manufacturing
                                                                                                  equipment,
                                                                                                  including
                                                                                                  communication
                                                                                                  equipment"
----------------------------------------------------------------------------------------------------------------------

                           (k) Schedule II to the Pledge Agreement (as
defined in clause (i) of the Financing Agreement) is hereby amended as follows:

                                    (i) The (A) number of shares of Solutia
Netherlands Holdings B.V. (I) owned by Monchem International, Inc. is hereby amended by deleting "18,200" and substituting in lieu thereof "182", and
(II) pledged by Monchem International, Inc. is hereby amended by deleting "11,830" and substituting "118" in lieu thereof and (B) par value of the shares of Solutia Netherlands Holdings B.V. is hereby amended by deleting "shares of (euro)1 each" and substituting "shares of (euro)100 each" in lieu thereof; and

                                    (ii) The number of shares of Solutia
Argentina S.R.L. owned by Monchem, Inc. is hereby amended by deleting "60,000" and substituting in lieu thereof "59,500", which amount represents 99% of the outstanding shares of Solutia Argentina S.R.L.

                           (l) Schedule III of the Security Agreement is
hereby amended by adding the following language at the end of such Schedule under the heading "Collateral Locations - Locations of Inventory or Equipment":

                                    "Locations of Inventory outside of the
continental United States to the extent expressly permitted by Section 5(b)(iv) of the Agreement."

                           (m) Section 5(b) of the Security Agreement is
hereby amended in its entirety to read as follows:

                                    "(b) Location of Equipment and
                                         -------------------------
Inventory. Each Grantor will keep the Equipment and Inventory (other than
---------
used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof) at (i) one or more of the locations specified therefor in Section 4(g) hereof, (ii) such other locations in the continental United States, as the Grantors may elect, provided that, the
                                                      --------
Grantors give the Collateral Agent not less than 10 Business Days' prior written notice of any such change in location of such Equipment and Inventory with a book value in excess of $1,000,000 (when aggregated with all other Collateral at the same location), and, in the case of relocation of Equipment for purposes of repair in the ordinary course of business, prompt (but in any event no more than 5 Business Days) written notice after such relocation of Equipment with a book value in excess of $5,000,000 (when aggregated with all other Collateral at the same location), (iii) solely with respect to Inventory, such other locations in the continental United States as the Grantors may elect pursuant to consignments (or other similar arrangements) of Inventory as expressly permitted by the Financing Agreement and (iv) solely with respect to Inventory, such other locations outside of the continental United States as the Grantors may elect, provided that, in
                                                         --------
the case of this clause (iv) (A) the book value of such Inventory shall not exceed an aggregate amount equal to $15,000,000 at any time outstanding, and
(B) such Inventory is transferred to such other location in the ordinary course of business of such Grantor, and in each case of clauses (i), (ii) and (iii) above accompanied by a new Schedule III hereto indicating each new location of such Equipment, if applicable, and Inventory, and provided
                                                              --------
further that (other than with respect to clause (iv) above) (I) all action has been taken to grant to the Collateral Agent a perfected, first priority security interest in such Equipment and Inventory (subject only to Permitted Liens that, as a matter of law, would be prior to Liens in favor of the Collateral Agent, for the benefit of the Agents and the Lenders), and (II) the Collateral Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby."

                  3. Schedules. Attached hereto as Annex B is copy of
                     ---------
Schedule 1.01(A) to the Financing Agreement as in effect on the date hereof.

                  4. Waiver. Effective as of the Amendment Effective Date
                     ------
(as defined below), and in reliance upon the representations and warranties of the Borrowers and the Guarantors set forth in the Financing Agreement, this Amendment and the other Loan Documents, and in accordance with Section
12.02 of the Financing Agreement, the Collateral Agent and the Required Lenders hereby consent to, and waive any Event of Default that may otherwise arise under the Financing Agreement or any of the other Loan Documents resulting solely in connection with:

                           (a) the agreement by the Parent to transfer its
interest in the Thailon Six Six Limited ("Thailon") joint venture, which
                                          -------
agreement shall result in the extinguishment or transfer of Indebtedness of Thailon owing to the Parent as of the date of such transfer, which Indebtedness includes the promissory notes, each dated April 13, 2001, made by Thailon to the order of the Parent in the aggregate principal amount of $7,200,000 and $1,000,000, respectively

(collectively, the "Thailon Notes"), provided that the aggregate amount of
                    -------------
cash proceeds received by the Parent in connection with such transaction shall equal or exceed $2,335,372.55, of which $4,000 shall be allocated to and treated under the Financing Agreement as the sale of the Parent's equity interest in Thailon and $2,331,372.55 shall be allocated to and treated under the Financing Agreement as the repayment of Indebtedness owing to the Parent by Thailon; and

                           (b) the transfer by any of the Loan Parties of
Inventory to locations outside of the continental United States prior to the Amendment Effective Date, provided that the Loan Parties have complied with and are in compliance with the conditions contained in Section 5(b)(iv)(A) and (B) of the Security Agreement (after giving effect to this Amendment).

                  5. Representations and Warranties. Each of the Borrowers
                     ------------------------------
and the Guarantors hereby jointly and severally represents and warrants to the Collateral Agent and the Required Lenders as follows:

                           (a) Each of the Loan Parties has all requisite
power and authority to execute, deliver and perform this Amendment, and to perform the Financing Agreement, as amended hereby.

                           (b) The execution, delivery and performance of
this Amendment by each of the Loan Parties, and the performance by each of the Loan Parties of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (including, without limitation, the 2009 Note Indenture, the 1997 Indenture or the Euro Indenture), (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document and the 2009
Note Indenture) upon or with respect to any of its material properties, and
(iv) do not and will not result in any material default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

                           (c) No authorization or approval or other action
by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment or the performance by any Loan Party of the Financing Agreement, as amended hereby.

                           (d) This Amendment and the Financing Agreement,
as amended hereby, constitute the legal, valid and binding obligations of each Loan Party, enforceable against such Persons in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  6. Conditions to Effectiveness. This Amendment shall
                     ---------------------------
become effective as of October 16, 2003 (the "Amendment Effective Date"),
                                              ------------------------
only upon the satisfaction in full of the following conditions precedent:

                           (a) The Collateral Agent shall have received
counterparts of this Amendment that bear the signatures of each Borrower, each Guarantor and the Required Lenders.

                           (b) The representations and warranties contained
in this Amendment and, after giving effect to Paragraph 4 hereof, in Article VI of the Financing Agreement and each other Loan Document shall be correct in all material respects on and as of the date hereof as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

                           (c) After giving effect to Paragraph 4 hereof, no
Default or Event of Default shall have occurred and be continuing on the date hereof or result from the Amendment becoming effective in accordance with its terms.

                  7. Continued Effectiveness of the Financing Agreement and
                     ------------------------------------------------------
Loan Documents. Each of Loan Parties hereby (a) acknowledges and consents to
--------------
this Amendment, (b) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to the "Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any collateral as security for the obligations of any Loan Party from time to time existing in respect of the Financing Agreement (as amended hereby) and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Financing Agreement or any other Loan Document in similar or different circumstances.

                  8. Miscellaneous.
                     -------------

                           (a) This Amendment may be executed in any number
of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

                           (b) Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                           (d) The Borrowers will pay on demand all
reasonable fees, costs and expenses of the Collateral Agent and the Lenders executing this Amendment in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Collateral Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

                                BORROWERS:
                                ----------

                                SOLUTIA INC.


                                By: /s/ Kevin Wilson
                                    ----------------
                                    Name: C. Kevin Wilson
                                    Title: Vice President and Treasurer

                                SOLUTIA BUSINESS ENTERPRISES, INC.


                                By: /s/ Kevin Wilson
                                    ----------------
                                    Name: C. Kevin Wilson
                                    Title: President

                                GUARANTORS:
                                -----------

                                CPFILMS INC.


                                By: /s/ Kevin Wilson
                                    ----------------
                                    Name: C. Kevin Wilson
                                    Title: Vice President

                                MONCHEM, INC.


                                By: /s/ Kevin Wilson
                                    ----------------
                                    Name: C. Kevin Wilson
                                    Title: President

                                MONCHEM INTERNATIONAL, INC.


                                By: /s/ Kevin Wilson
                                    ----------------
                                    Name: C. Kevin Wilson
                                    Title: President

                                SOLUTIA INVESTMENTS, LLC


                                By: /s/ Kevin Wilson
                                    ----------------
                                    Name: C. Kevin Wilson
                                    Title: President

                                SOLUTIA SYSTEMS, INC.


                                By: /s/ Kevin Wilson
                                    ----------------
                                    Name: C. Kevin Wilson
                                    Title: President

                                COLLATERAL AGENT:
                                ----------------

                                ABLECO FINANCE LLC,
                                as Collateral Agent


                                By: /s/ Kevin P. Genda
                                    ------------------
                                    Name: Kevin P. Genda
                                    Title: Senior Vice President


                                REQUIRED LENDERS:
                                ----------------

                                CONGRESS FINANCIAL CORPORATION
                                (CENTRAL)


                                By: /s/ Anthony Vizgirda
                                    --------------------
                                    Name: Anthony Vizgirda
                                    Title: First Vice President

                                WELLS FARGO FOOTHILL, INC.


                                By: /s/ Robert Bernier
                                    ------------------
                                    Name: Robert Bernier
                                    Title: Vice President

                                ABLECO FINANCE LLC,
                                on behalf of itself and its affiliate assignees


                                By: /s/ Kevin P. Genda
                                    ------------------
                                    Name: Kevin P. Genda
                                    Title: Senior Vice President

                                FORTRESS CREDIT OPPORTUNITIES I LP

                                By: FORTRESS CREDIT OPPORTUNITIES I
                                    GP LLC, its general partner


                                By: /s/ Constantine Dakolias
                                    ------------------------
                                    Name:  Constantine Dakolias
                                    Title: Chief Credit Officer

                                GOLDENTREE HIGH YIELD MASTER
                                FUND, LTD.

                                By: GoldenTree Asset Management, LP


                                By: /s/ Thomas O'Shea
                                    -----------------
                                    Name: Thomas O'Shea
                                    Title: Portfolio Manager


                                GOLDENTREE HIGH YIELD MASTER
                                FUND II, LTD.

                                By: GoldenTree Asset Management, LP


                                By: /s/ Thomas O'Shea
                                    -----------------
                                    Name: Thomas O'Shea
                                    Title: Portfolio Manager

                                HIGHBRIDGE/ZWIRN SPECIAL
                                OPPORTUNITIES FUND, L.P.

                                By: Highbridge/Zwirn Capital Management, LLC


                                By: /s/ Daniel B. Zwirn
                                    -------------------
                                    Name: Daniel B. Zwirn
                                    Title: Managing Principal

                                NYLON & FILMS, L.L.C.

                                By: Farallon Capital Management, L.L.C.,
                                    Its Managing Member


                                By: /s/ Derek C. Schrier
                                    --------------------
                                    Name: Derek C. Schrier
                                    Title: Managing Member

                                OAK HILL SECURITIES FUND, L.P.

                                By:      Oak Hill Securities GenPar, L.P.
                                         its General Partner

                                By:      Oak Hill Securities MGP, Inc.,
                                         its General Partner

                                By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                OAK HILL SECURITIES FUND II, L.P.

                                By:      Oak Hill Securities GenPar, L.P.
                                         its General Partner

                                By:      Oak Hill Securities MGP, Inc.,
                                         its General Partner

                                By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                LERNER ENTERPRISES, L.P.

                                By:      Oak Hill Asset Management, Inc.,
                                         as Advisor and Attorney-in-Fact to
                                         Lerner Enterprises, L.P.

                                By:
                                         -----------------------------------
                                         Name:
                                         Title:

                                PP&K FAMILY LTD. PARTNERSHIP

                                By:      Oak Hill Asset Management, Inc.,
                                         as Advisor and Attorney-in-Fact to
                                         P&PK Family Ltd. Partnership

                                By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                CARDINAL INVESTMENT PARTNERS I, L.P.

                                By:      Oak Hill Asset Management, Inc.,
                                         as Advisor and Attorney-in-Fact to
                                         Cardinal Investment Partners I, L.P.


                                By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                OAK HILL CREDIT PARTNERS I, LIMITED

                                By:      Oak Hill CLO Management I, LLC,
                                         as Investment Manager

                                By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                OAK HILL CREDIT PARTNERS II, LIMITED

                                By:      Oak Hill CLO Management II, LLC,
                                         as Investment Manager

                                By:
                                         -----------------------------------
                                         Name:
                                         Title:

                                TRS THEBE LLC


                                By:      /s/ Alice L. Wagner
                                         -------------------
                                         Name: Alice L. Wagner
                                         Title: Vice President

                                UPPER COLUMBIA CAPITAL COMPANY, LLC


                                By:
                                         -----------------------------------
                                         Name:
                                         Title: